Summary Prospectus dated May 1, 2013

Eaton Vance VT Large-Cap Value Fund

This Summary Prospectus is designed to provide separate accounts of insurance companies, qualified pension and retirement plans and other eligible investors with key fund information in a clear and concise format.  Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2013, are incorporated by reference into this Summary Prospectus and are available at http://www.eatonvance.com/funddocuments.  Contract holders, plan beneficiaries and other investors should ask their financial intermediaries, insurance companies, or plan sponsors, or visit their financial intermediary’s or insurance company’s web site for more information.

Investment Objective

The Fund’s investment objective is to seek total return.

Fees and Expenses of the Fund

This table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance separate account (“Variable Contract”) or qualified pension or retirement plan (“Qualified Plan”).  If these fees and expenses were included, expenses shown would be higher.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.63%
Distribution (12b-1) Fees	0.25%
Service Fees	0.25%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.36%
Expense Reimbursement(1)	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.30%

(1)

The investment adviser has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.30% annually of average daily net assets.  The expense reimbursement will continue through April 30, 2014.  Any amendment to or a termination of this reimbursement would require written approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the investment adviser during the Fund’s current fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  If these fees and expenses were included, expenses shown would be higher.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$ 132	$ 425	$ 739	$ 1,630

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in value stocks of large-cap companies.  Value stocks are common stocks that, in the opinion of the investment adviser, are inexpensive or undervalued relative to the overall stock market.  The portfolio managers generally consider large-cap companies to be those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index.   The Fund normally invests at least 80% of its net assets in equity securities of large-cap companies (the “80% Policy”).  The Fund primarily invests in dividend-paying stocks, but also may invest in non-income producing stocks.  The Fund may invest in convertible debt securities of any credit quality (including securities rated below investment grade (so-called “junk bonds”)).  The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries.  As an alternative to holding foreign stocks directly, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks).  The Fund may invest up to 10% of its net assets in real estate investment trusts and may lend its securities.

Investment decisions are made primarily on the basis of fundamental research.  The portfolio managers utilize information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions.  In selecting stocks, the portfolio managers consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects, financial strength, growth potential, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness, and estimates of the company’s net value.  The portfolio managers may sell a security when the investment adviser’s price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost or to pursue more attractive investment options.  The portfolio managers seek to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection.

Principal Risks

Equity Investing Risk. The Fund’s shares are sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole.  The prices of stocks may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events.  Market conditions may affect certain types of stocks (such as large-cap or value stocks) to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline and, although stock values can rebound, there is no assurance that values will return to previous levels.

Foreign and Emerging Market Investment Risk. Because the Fund can invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad.  In emerging or less developed countries, these risks can be more significant.  Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries.  As a result, Fund share values may be more volatile than if the Fund invested only in developed markets.  Emerging market countries may have relatively unstable governments and economies.  Emerging market investments often are subject to speculative trading, which typically contributes to volatility.  Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many of the risks associated with investing in foreign securities including political and economic risks.

Real Estate Investment Trust Risk.  Real estate investment trusts (“REITs”) are subject to special risks associated with real estate.  Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.  Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Securities Lending Risk.  Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates that exceed the costs involved.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss

Eaton Vance VT Large-Cap Value Fund

Summary Prospectus dated May 1, 2013

profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart do not reflect any insurance-related expenses and charges under a Variable Contract or expenses related to a Qualified Plan.  If such charges were reflected, the returns would be lower.  Thus, you should not compare the Fund’s returns directly with the performance of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.  Past performance is no guarantee of future results.  The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

For the period from December 31, 2007 through December 31, 2012, the Fund’s highest quarterly total return was 16.56% for the quarter ended September 30, 2009, and the lowest quarterly return was  –21.81% for the quarter ended December 31, 2008.

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Life of Fund
Fund shares	15.12%	–0.79%	0.37%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	0.27%

The Fund commenced operations on March 30, 2007. A large redemption from the Fund on September 30, 2010 positively impacted performance for the Five Years and Life of Fund periods.  Investors cannot invest directly in an Index.

Management

Investment Adviser.  Eaton Vance Management (“Eaton Vance”).

Portfolio Managers. The Fund is managed by a team comprised of:

Michael R. Mach, Vice President of Eaton Vance and Lead Portfolio Manager, who has managed the Fund since its inception in 2007;

Matthew F. Beaudry, Vice President of Eaton Vance, who has managed the Fund since 2010;

John D. Crowley, Vice President of Eaton Vance, who has managed the Fund since 2010; and

Stephen J. Kaszynski, Vice President of Eaton Vance, who has managed the Fund since 2010.

Purchase and Sale of Fund Shares

All purchases, redemptions and exchanges of Fund shares are made through insurance company separate accounts, qualified pension and retirement plans and other eligible investors that are the record owner of the shares.  Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or exchange interest in the Fund’s shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the Fund is made.

Eaton Vance VT Large-Cap Value Fund

Summary Prospectus dated May 1, 2013

Tax Information

The Fund will distribute any net investment income and net realized capital gains at least annually.  Both types of distributions will be made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.  Because shares of the Fund are offered to insurance company separate accounts, qualified pension and retirement plans, and other eligible investors, you should read your prospectus, disclosure statement or plan documentation to understand the tax treatment of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund is generally available for purchase by separate accounts of insurance companies, qualified pension and retirement plans and other eligible investors. The Fund, its principal underwriter and its affiliates may make payments to insurance companies, plan sponsors or other financial intermediaries for distribution and related services. These payments may create a conflict of interest for the insurance company, plan sponsor or other financial intermediary to include the fund as an investment option in their product or to recommend the fund over another investment option. Ask your financial intermediary, insurance company, or plan sponsor, or visit your financial intermediary’s or insurance company’s website, for more information.

4480-5/13 VTLCVSP	© 2013 Eaton Vance Management

Eaton Vance VT Large-Cap Value Fund

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Summary Prospectus dated May 1, 2013